FORM 8-K

                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                       Date of Report: April 7, 2000
                     (Date of earliest event reported)


           LEVITZ FURNITURE INCORPORATED                         LEVITZ FURNITURE CORPORATION
           (Exact name of registrant as                          (Exact name of registrant as
             specified in its charter)                             specified in its charter)

     DELAWARE         1-12046        23-2351830             FLORIDA          1-5787         23-1657490
 (State or other    (Commission     (IRS Employer       (State or other    (Commission    (IRS Employer
 jurisdiction of    File Number)    Identification      jurisdiction of    File Number)   Identification
  incorporation)                         No.)            incorporation)                        No.)


                         7887 NORTH FEDERAL HIGHWAY
                         BOCA RATON, FLORIDA 33487
                               (561) 994-6006
                 (Address including zip code, and telephone
                       number including area code of
                 registrants' principal executive offices)


 Item 5. Other Events.

              Attached hereto as Exhibit 99.1 is a press release issued on April 7, 2000 by Levitz Furniture Incorporated, a Delaware corporation (the "Company").

           As set forth in the Company's previous public filings with the Securities Exchange Commission and the United States Bankruptcy Court for the District of Delaware, the Company believes that no distribution will be made to equity holders in connection with the Company's Plan of Reorganization.


 Item 7.  Financial Statements and Exhibits.

 (a)     Not Applicable

 (b)     Not Applicable

 (c)     Exhibits:
         --------

         99.1            Press release dated April 7, 2000




                                  SIGNATURES


                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    LEVITZ FURNITURE INCORPORATED

                                     By:  /s/ Edward P. Zimmer
                                          --------------------------
                                          Edward P. Zimmer
                                          Vice President


 Date:  April 7, 2000